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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 19, 1999, included in Harken Energy Corporation's Form 10-K for the year ended December 31, 1998, and to all references to our firm included in this registration statement.


                                                       /s/ ARTHUR ANDERSEN LLP

                                                       ARTHUR ANDERSEN LLP

Dallas, Texas

October 28, 1999